Exhibit 24

                                POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of ASSOCIATES FIRST CAPITAL CORPORATION (the "Company"), which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C.,a Registration Statement on Form S-8 pursuant to the provisions of the Securities Act of 1933, as amended with respect to shares of the Class A Common Stock of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY
M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, each of the undersigned has subscribed his or her name, this 27th day of August, 1998.


/s/ Keith W. Hughes                          /s/ Harold D. Marshall
------------------------                     -----------------------------
Name:     Keith W. Hughes                    Name:     Harold D. Marshall
Title:    Chairman of the Board,             Title:    Director
          Principal Executive Officer
          Director

/s/ J. Carter Bacot                          /s/ William M. Isaac
------------------------                        --------------------------
Name:     J. Carter Bacot                    Name:     William M. Issac
Title:    Director                           Title:    Director

/s/ Eric S.  Dobkin                           /s/ H. James Toffey, Jr.
------------------------                        --------------------------
Name:     Eric S.  Dobkin                     Name:     H. James Toffey, Jr.
Title:    Director                            Title:    Director

/s/ Roy A. Guthrie
------------------                            /s/ John F.  Stillo
Name:     Roy A. Guthrie                      ------------------------
Title:    Senior Executive Vice President,   Name:     John F.  Stillo
          Principal Financial Officer and    Title:    Senior Vice President,
          Director                                     Comptroller and
                                                       Principal Accounting
                                              Officer
